SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                   ATLAS FUNDS

                (Name of Registrant as Specified in Its Charter)

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

(Atlas Letterhead)

June [  ], 2006

Dear Atlas Fund Shareholder:

On May 11, 2006, Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees (the "Board") approved, Fund Asset Management, L.P. ("FAM") as the new sub-adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund (the "Funds"), effective July 31, 2006. Previously, New York Life Investment Management LLC and Hotchkis and Wiley Capital Management LLC ("HWCM") provided the day-to-day management of the Funds, respectively.

The Board approved a change in sub-advisers for the Atlas Dual Focus Fund because of a change in that Fund's investment strategy. Also, Atlas Advisers recommended to the Board that it was in the best interests of shareholders to change sub-advisers for the Atlas Value Fund due to HWCM's request that Atlas no longer accept new investments into the fund because of capacity constraints imposed by HWCM's management. FAM was chosen as a sub-adviser for both funds based on a number of criteria, including the company structure, personnel, investment philosophy, commitment to compliance, and performance history. For the Value Fund, FAM also provides the capacity for substantial new investments into the Fund.

The Atlas Funds (the "Trust") obtained an exemptive order (the "Order") from the Securities and Exchange Commission on September 16, 2004 that permits the Trust to change sub-advisers for a fund of the Trust and to enter into new sub-advisory agreements without obtaining shareholder approval. Any such change must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees"). A majority of Independent Trustees approved the changes regarding FAM on May 11, 2006. Under the Order, the Trust must furnish shareholders of each affected Fund with certain information regarding the new sub-adviser and the actions of the Board of Trustees. The enclosed Information Statement is intended to comply with those requirements. The Trust is paying the costs of the preparation of the Information Statement.

The enclosed Information Statement contains further details about the investment process and style of our new sub-adviser as each relates to each affected Fund. Please review it carefully. As always, if you have any questions, please talk to your Atlas Representative or call 1-800-933-ATLAS for more information.

We look forward to serving your investment needs now and in the future and thank you for your continued confidence in Atlas Funds.


                                    Sincerely,


                                    Marion O. Sandler
                                    Chairman of the Board

                                   ATLAS FUNDS

                              INFORMATION STATEMENT
          TO SHAREHOLDERS OF ATLAS DUAL FOCUS FUND AND ATLAS VALUE FUND

This Information Statement is being furnished to shareholders of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund (each a "Fund," collectively, the "Funds") of the Atlas Funds (the "Trust") in connection with the appointment of a new sub-adviser to each Fund as described below.

On May 11, 2006, Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees (the "Board") approved, Fund Asset Management, L.P. ("FAM") as the new sub-adviser to the Atlas Dual Focus Fund and the Atlas Value Fund, effective July 31, 2006. FAM is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch Investment Managers L.P. ("MLIM"). Previously, New York Life Investment Management LLC ("NYLIM") and Hotchkis and Wiley Capital Management LLC ("HWCM"), respectively, provided the day-to-day management to the Funds.

The Trust and Atlas Advisers obtained an exemptive order from the Securities and Exchange Commission ("SEC"), on September 16, 2004, that permits the Trust and Atlas Advisers to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Any such changes must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees") and the Board approved the changes at the May 11, 2006 Board meeting. Atlas Advisers must then furnish shareholders of the affected funds with certain information regarding the new sub-adviser and the actions of the Board of Trustees. This Information Statement is intended to comply with those requirements. The Trust is paying the costs of the preparation of the Information Statement.

                      WE ARE NOT ASKING YOU FOR A PROXY AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   BACKGROUND

The Trust entered into an Investment Advisory Agreement with Atlas Advisers dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on November 18, 2005. The Advisory Agreement provides that in carrying out its responsibility to supervise and manage all aspects of each Fund's operations, Atlas Advisers may engage, subject to the approval of the Board, a sub-adviser to provide investment management services to the Funds. Atlas Advisers may delegate to a sub-adviser the duty, among other things, to formulate and implement the Funds' investment programs, including the duty to manage the Funds' portfolios.

              ATLAS DUAL FOCUS FUND (FORMERLY ATLAS BALANCED FUND)

While the Dual Focus Fund's investment objective of long-term growth, current income and preservation of capital is not changing, Atlas Advisers recommended a change to the Fund's investment strategy from investing in a combination of stocks and bonds to investing at least 80% of the portfolio in dividend-paying stocks. Atlas Advisers believes that dividend-paying stocks often provide attractive long-term total return and greater price stability during down markets than stocks that do not pay dividends. To better reflect this change in investment strategy the Fund's name was changed to the Atlas Dual Focus Fund. After an extensive search, the Board selected FAM as the new sub-adviser to the Fund because it determined that FAM was well qualified to execute this new investment strategy.

Prior to the retention of FAM, NYLIM under the terms of a sub-advisory agreement managed the Atlas Dual Focus Fund. On May 11, 2006, the Board approved a new sub-advisory agreement, as set forth in Exhibit A (the "FAM Sub-Advisory Agreement"). FAM will begin to provide sub-advisory services to the Fund on July 31, 2006. Atlas Advisers, as the Investment Adviser to the Fund, will oversee the sub-adviser.

In making its determination to engage FAM, the Board reviewed information relating to the management style and past performance record of FAM. The Board was provided with, among other things, materials that described: (i) the nature, extent and quality of the services to be provided by FAM; (ii) the investment performance of the Fund and a similarly managed portfolio currently advised by FAM; (iii) the costs of the services to be provided and a comparison of fees and profits to be realized by FAM and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and the fee levels which reflected these economies of scale for the benefit of fund investors; and (v) comparisons of the services to be rendered by FAM to those of other prospective sub-advisers.

Nature, extent and quality of services

The Board noted that MLIM planned to provide a team of investment professionals to manage the Atlas Dual Focus Fund. The team is overseen by Robert M. Shearer, a Senior Portfolio Manager with 21 years of investment experience. In managing the Fund, FAM intends to invest at least 80% of the portfolio in dividend-paying stocks. The strategy is based on the belief that dividend-paying stocks will often provide attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. The Board noted that this strategy differs from the one employed by NYLIM, which had primarily invested in a combination of stocks and bonds with income generated through bonds rather than dividend-paying stocks. The Board found that this change in investment strategy was appropriate and could potentially position the Fund to provide more competitive returns.

Investment performance of the Fund and a similarly managed portfolio

The Board reviewed the performance of the Atlas Balanced Fund, for the one-, three- and five-year periods ended January 31, 2006. For those periods, the annualized total return for the Atlas Balanced Fund was 7.53%, 10.33%, and -0.18%, respectively. For each such period, the Fund trailed the Standard & Poor's 500 and the relevant Lipper category. Next, the Board compared the Fund's performance with the performance of each sub-adviser finalist's equity income strategy portfolio (including separate accounts and mutual funds), as compared to their Lipper peer group average. The Board noted that FAM had placed in the top decile of its Lipper peer group for the one- and three-year periods and the top quartile for the five-year period, even when a comparable expense ratio was applied.

Costs of services, comparison of fees and profits to be realized

The Board noted that Atlas Advisers will pay FAM a fee at an annual rate of 0.35% on daily net assets. The Board noted that this fee was the same as the prior sub-advisory contract up to $100 million in assets, and slightly higher for assets over $100 million. The Board also reviewed the current advisory fee for a similar fund which is managed by FAM and noted that the Balanced Fund's advisory fee would be 10 basis points lower at a comparable asset level. Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF FAM.

The Board also reviewed information regarding the financial condition and expected profitability of FAM under the FAM Sub-Advisory Agreement as well as compensation paid to its portfolio managers. In addition, the Board reviewed the impact to Atlas Advisers' pre-tax profits as a result of FAM sub-advising the Fund. Under the new sub-advisory arrangement, Atlas Advisers expected its profit for advising the Fund to remain the same at the current asset level and decline for assets over $100 million.

After such review, the Board determined that the profitability rates to FAM and Atlas Advisers, were fair and reasonable in consideration of the services each provides to the Fund.

Economies of scale for the benefit of the Funds' shareholders

The Board considered the benefit to the Fund's shareholders of economies of scale. Under the Advisory Agreement, for average net assets up to $100 million, the management fee is 0.70% and will decrease to 0.60% for average net assets over $100 million. The management fee will further decrease to 0.50% if average net assets in the Fund exceed $500 million. As assets increase, this economy of scale would benefit shareholders of the Fund. The FAM Sub-Advisory Agreement will not affect this arrangement.

Comparisons of services

As part of its sub-adviser selection process for the Atlas Dual Focus Fund, the Board focused its search on equity income portfolios within mutual fund and institutional managers' databases. This list was pared by eliminating funds that performed below the median for the trailing three- and five-year periods and those with managers in place for less than three years. The list was further reduced by eliminating firms that managed less than $50 million and those that were closed to new investors. The Board wanted to measure each firm's overall strength by soliciting information regarding company structure, personnel, turnover, investment philosophy and strategy, as well as each organization's commitment to compliance.

The Board noted that FAM had a performance record in the top decile of its Lipper peer group for the one and three year period and the top quartile for the five-year period (through January 31, 2006), even when a comparable expense ratio was applied. The Board also considered the gross and net dividend yields of the two finalists as well as the Fund, the Lipper category average and the Standard & Poor's 500. Dividend yield represents the actual distribution rate received by the shareholder. Because the primary investment objective of the Fund is to provide current income, shareholders will typically benefit as dividend yield increases. The Board also considered MLIM's strong reputation in the industry and the impressive performance history of the Merrill Lynch Equity Dividend Fund and further noted that as a result of MLIM's recent announcement of its anticipated merger with BlackRock, Inc. the new company will be one of the world's largest asset management firms with nearly $1 trillion in assets under management.

No single factor was determinative of the Board's decision to approve the FAM Sub-Advisory Agreement, but rather the Board based its decision on the total mix of information available to it. After considering the information provided to the Board and described above, the Board determined that the terms of the FAM Sub-Advisory Agreement were fair and reasonable to the Fund, that the Fund's shareholders will receive reasonable value in return for the advisory and sub-advisory fees paid, and that engaging FAM to provide sub-advisory services to the Fund was in the best interest of the Fund and its shareholders. The Board, including the Independent Trustees, therefore unanimously approved the FAM Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

                                      FEES

The Fund pays Atlas Advisers management fees at an annual rate equal to a percentage of the Fund's average net assets. The advisory fee is 0.70% of average daily net assets for assets up to $100 million, 0.60% of average daily net assets for assets over $100 million and up to $500 million, and 0.50% of average daily net assets for assets over $500 million. For the fiscal year ended December 31, 2005, Atlas Advisers received management fees of $328,993.

As compensation for the services rendered under the FAM Sub-Advisory Agreement, Atlas Advisers pays FAM a fee at an annual rate of 0.35% on daily net assets.

Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF FAM.

                                ATLAS VALUE FUND

Atlas Advisers recommended a change in sub-adviser for the Atlas Value Fund due to the request by Hotchkis and Wiley Capital Management LLC ("HWCM"), the current sub-adviser, that Atlas no longer accept new investment into the fund, because of capacity constraints imposed by its investment style. HWCM had determined that as a result of the Fund's growth and that of other funds managed by it, HWCM assets under management had grown to its capacity for this large cap value investment style. Despite the limits of capacity imposed by HWCM's management, the Funds' Board concluded that sufficient opportunities remain in the large cap value market such that another manager could effectively manage the Atlas Value Fund. After an extensive search, the Board determined that Fund Asset Management, L.P. ("FAM"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch Investment Managers L.P was the best candidate to replace HWCM based on numerous factors including the strong performance of its Merrill Lynch Large Cap Value Fund.

Prior to the retention of FAM, HWCM, under the terms of a sub-advisory agreement, managed the Atlas Value Fund. On May 11, 2006, the Board approved the FAM Sub-Advisory Agreement, as set forth in Exhibit A. FAM will begin providing sub-advisory services to the Fund on July 31, 2006. Atlas Advisers, as the Investment Adviser to the Fund, will oversee the sub-adviser.

In making its determination to engage FAM, the Board reviewed information relating to the management style and past performance record of FAM. The Board was provided with, among other things, materials that described: (i) the nature, extent and quality of the services to be provided by FAM; (ii) the investment performance of the Fund and a similarly managed portfolio currently advised by FAM; (iii) the costs of the services to be provided and a comparison of fees and profits to be realized by FAM and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and the fee levels which reflected these economies of scale for the benefit of fund investors; and (v) comparisons of the services to be rendered by FAM to those of other prospective sub-advisers.

Nature, extent and quality of services

The Board noted that MLIM also planned to provide a team of investment professionals to manage the Atlas Value Fund. This management team is overseen by Robert C. Doll, Jr., President and CIO of MLIM with 25 years of investment experience. Dan Hanson, Tasos Bouloutas and Gregory Brunk are additional members of the team and have 11 years, 11 years and 13 years of investment experience, respectively. In managing the Fund, FAM seeks to invest primarily in a diversified portfolio of equity securities of large-cap companies located in the U.S. and to achieve superior long-term performance relative to the Russell 1000 Value Index. MLIM believes in a disciplined process that attempts to identify well-managed companies, with good earnings growth rates, selling at reasonable valuations.

Investment performance of the Fund and a similarly managed portfolio

The Board reviewed the performance of the Atlas Value Fund, for the one- and three-year periods ended December 31, 2005. For those periods, the annualized total return for the Atlas Value Fund was 11.04% and 16.20%, respectively. The Board compared the Fund's performance with the performance of each sub-adviser finalist's large cap value strategy portfolio (including separate accounts and mutual funds), as compared to their Lipper peer group average. The Board noted that FAM had the best performance record over the one-, three- and five-year periods ended December 31, 2005 and when compared to the total Lipper peer group average placed in the top percentile of the one-year period and in the second percentile for the three- and five-year periods, even when a comparable expense ratio was applied.

Costs of services, comparison of fees and profits to be realized

The Board noted that Atlas Advisers will pay FAM a fee at an annual rate of 0.45% on the first $75 million of daily net assets, 0.40% on net assets of $75 million up to $300 million, and 0.375% on net assets above $300 million. The Board noted that this fee was the same as the prior sub-advisory contract for the first $75 million, but was slightly lower at asset levels above $75 million. Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF FAM.

The Board also reviewed information regarding the financial condition and expected profitability of FAM under the FAM Sub-Advisory Agreement as well as compensation paid to its portfolio managers. In addition, the Board reviewed the impact to Atlas Advisers' pre-tax profits as a result of FAM sub-advising the Fund. Under the new sub-advisory arrangement, Atlas Advisers expected its profit for advising the Fund to increase slightly but remain reasonable.

After such review, the Board determined that the profitability rates to FAM and Atlas Advisers were fair and reasonable in consideration of the services each provides to the Fund.

Economies of scale for benefit of Funds' shareholders

Under the Advisory Agreement, for average net assets up to $100 million, the management fee is 0.80% and will decrease to 0.75% for average net assets over $100 million. The management fee will further decrease to 0.70% if average net assets in the Fund exceed $500 million. As assets increase, this economy of scale would benefit shareholders of the Fund. The FAM Sub-Advisory Agreement will not affect this arrangement.

Comparisons of services

As part of its sub-adviser selection process for the Atlas Value Fund, the Board focused its search on large cap value portfolios within mutual fund and institutional managers' databases. The Board wanted to measure each firm's overall strength by soliciting information regarding company structure, personnel, turnover, investment philosophy and strategy, as well as each organization's commitment to compliance.

The Board noted that FAM had the best performance record over the one-, three- and five-year periods ended December 31, 2005 and when compared to the total Lipper peer group average places in the top percentile of the one-year period and in the second percentile for the three- and five-year periods, even when a comparable expense ratio was applied. The Board also considered the calendar year returns and noted that the Merrill Lynch Large Cap Value Fund had the best performance record over the last four calendar years. Finally, the Board considered MLIM's strong reputation in the industry and again noted that as a result of MLIM's recent announcement of its anticipated merger with BlackRock, Inc. the new company will be one of the world's largest asset management firms with nearly $1 trillion in assets under management

No single factor was determinative of the Board's decision to approve the FAM Sub-Advisory Agreement, but rather the Board based its decision on the total mix of information available to it. After considering the information provided to the Board and described above, the Board determined that the terms of the FAM Sub-Advisory Agreement were fair and reasonable to the Fund, that the Fund's shareholders will receive reasonable value in return for the advisory and sub-advisory fees paid, and that engaging FAM to provide sub-advisory services to the Fund was in the best interest of the Fund and its shareholders. The Board, including the Independent Trustees, therefore unanimously approved the FAM Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

                                      FEES

The Fund pays Atlas Advisers management fees at an annual rate equal to a percentage of the Fund's average net assets. The advisory fee is 0.80% of average daily net assets for assets up to $100 million, 0.75% of average daily net assets for assets over $100 million and up to $500 million, and 0.70% of average daily net assets for assets over $500 million. For the fiscal year ended December 31, 2005, Atlas Advisers received management fees for $562,556.

As compensation for the services rendered under the FAM Sub-Advisory Agreement, Atlas Advisers pays FAM a fee at an annual rate of 0.45% on the first $75 million of daily net assets, 0.40% on net assets of $75 million up to $300 million, and 0.375% on net assets above $300 million.

Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF FAM.

                         THE NEW SUB-ADVISORY AGREEMENT

Under the terms of the FAM Sub-Advisory Agreement, FAM agrees to furnish the Funds with investment advisory services in connection with a continuous investment program for the Funds which are to be managed in accordance with the investment objectives, investment policies and restrictions of the Funds as set forth in the Trust's Prospectus and Statement of Additional Information dated April 30, 2006, as the same may be revised from time to time. Subject to the supervision and control of Atlas Advisers, which is in turn subject to the supervision and control of the Board, FAM, in its discretion, manages the Funds' investment portfolios causing the Funds to purchase and sell securities, and by placing orders with and giving instructions to brokers, dealers and others to cause such transactions to be executed.

FAM agrees to furnish at its expense all necessary investment and management resources and facilities, including salaries of personnel, required for it to execute its duties under the FAM Sub-Advisory Agreement.

The FAM Sub-Advisory Agreement provides that, absent Atlas Advisers' or the Trust's gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under the FAM Sub-Advisory Agreement, FAM shall indemnify and hold harmless Atlas Advisers, the Trust and their officers and employees against any and all costs and liabilities which Atlas Advisers or the Trust may incur, arising out of FAM's
(a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties, or (b) untrue statement or omission of a material fact required in regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by FAM for inclusion in such regulatory filings.

TERM AND TERMINATION. The FAM Sub-Advisory Agreement provides that it is terminable at any time without penalty, on 60 days' notice, by Atlas Advisers, FAM or the Trust, or by vote of the outstanding voting securities of the Funds. The FAM Sub-Advisory Agreement continues in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually by (a) a majority of the Board or a majority of the Funds' shareholders, and (b) a majority of the Independent Trustees of the Trust.

               INFORMATION CONCERNING FUND ASSET MANAGEMENT, L.P.

FUND ASSET MANAGEMENT, L.P. is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. FAM is a Delaware limited partnership that is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of MLIM. MLIM is the world's third-largest asset management firm, with total assets under management of $581 billion as of March 31, 2006.

Robert M. Shearer is primarily responsible for the day-to-day management of the Dual Focus Fund. Mr. Shearer has been with MLIM since 1997 and is currently the Senior Portfolio Manager of the Merrill Lynch Equity Dividend Fund. He also manages the Merrill Lynch Natural Resources Trust. Mr. Shearer holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

Robert C. Doll, Jr. is primarily responsible for the day-to-day management of the Value Fund. Mr. Doll has been President and Chief Investment Officer of MLIM since September 2001. He joined MLIM in June 1999 as Chief Investment Officer for Equities, and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

The names and principal occupations of each executive member or principal executive officer of FAM, all l ocated 800 Scudders Mill Road, Plainsboro, NJ 08536, are set forth in the table below.

--------------------- ----------------------------------------------------------
NAME                  POSITION AND TITLE
--------------------- ----------------------------------------------------------
Robert C. Doll, Jr.   President and Chief Investment Officer of the FAM and MLIM
--------------------- ----------------------------------------------------------
Brian Fullerton       Chief Investment Officer and Global Head of Risk and
                      Quantitative Analysis
--------------------- ----------------------------------------------------------
Denis R. Molleur      General Counsel (Americas)
--------------------- ----------------------------------------------------------
Anthony J. Patti      Head of Americas Risk and Quantitative
--------------------- ----------------------------------------------------------
Glenn Worman          First Vice President and Head of Business
--------------------- ----------------------------------------------------------
John Fosina           First Vice President and Chief Administrative Officer
--------------------- ----------------------------------------------------------
Frank Porcelli        Chief Operating Officer
--------------------- ----------------------------------------------------------
Thomas J. Verage      Managing Director and Head of Equity Investments
--------------------- ----------------------------------------------------------

No directors or officers of the Trust are employees, officers or directors of FAM or MLIM.

FAM also acts as investment adviser to other registered investment companies, which have objectives and programs similar to the objectives of the Atlas Dual Focus Fund and the Atlas Value Fund. The following table lists the total net assets of those comparable funds as of March 31, 2006 as well as the current advisory fee rate payable to MLIM for the shares available to retail investors.

-------------------------------------- -------------------- --------------------
NAME OF COMPARABLE FUND TO THE ATLAS    TOTAL NET ASSETS      ADVISORY FEE RATE
DUAL FOCUS FUND
-------------------------------------- -------------------- --------------------
Merrill Lynch Equity Dividend Fund      $702.6 Million        0.60%
-------------------------------------- -------------------- --------------------
NAME OF COMPARABLE FUND TO THE ATLAS    TOTAL NET ASSETS      ADVISORY FEE RATE
VALUE FUND
-------------------------------------- -------------------- --------------------
Merrill Lynch Large Cap Value Fund      $2.2 Billion          0.50%
-------------------------------------- -------------------- --------------------

                               GENERAL INFORMATION

Atlas Advisers, a wholly owned subsidiary of Golden West Financial Corporation, is registered with the SEC as an investment adviser with its principal offices at 794 Davis Street, San Leandro, California. Atlas Advisers serves as the investment adviser for each Fund of the Trust. As of April 30, 2006, Atlas Advisers managed over $3.0 billion in registered investment company assets.
The names and principal occupations of each director or principal executive officer of Atlas Advisers, all located at 794 Davis Street, San Leandro, California, are set forth below.

Marion O. Sandler, Trustee of the Trust since November 1987, is Chairman of the Board of the Trust, Atlas Advisers and of Golden West Financial Corporation. Russell W. Kettell, Trustee of the Trust since December 1989, is a Director of Atlas Advisers. W. Lawrence Key, President and Chief Operating Officer of the Trust since August 2004, is a Director, the President and Chief Operating Officer of Atlas Advisers. Lezlie A. Iannone, Group Senior Vice President and Secretary of the Trust since October 2004, is a Group Senior Vice President and Secretary of Atlas Advisers. Gene A. Johnson, Vice President and Treasurer of the Trust since January 2000 and July 1998, respectively, is Vice President of Atlas Advisers. Stuart R. Brunet, Vice President and Chief Compliance Officer of the Trust since February 2006, is Chief Compliance Officer of Atlas Advisers.

Atlas Securities, Inc., 794 Davis Street, San Leandro, California, serves as principal underwriter for the Trust.

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian and administrator and provides administrative services to the Trust.

For the fiscal year ended December 31, 2005 no brokerage commissions were paid by either Fund to affiliated brokers.

The Trust will furnish an additional copy of the Annual Report for the fiscal year ended December 31, 2005 as well as the Semi-Annual Report for the period ended June 30, 2005, to a shareholder upon request, without charge, by writing to the Trust at the following address: Atlas Funds, 794 Davis Street, San Leandro, California, 94577 or by calling 1-800-933-ATLAS (1-800-933-2852).

                                    EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ATLAS ADVISERS, INC.

                                       AND

                           FUND ASSET MANAGEMENT, L.P.

                                     FORM OF
                              SUBADVISORY AGREEMENT

THIS AGREEMENT is made as of July 31, 2006 among Atlas Funds (the "Trust") on behalf of each series of the Trust listed in Appendix A hereto, as amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds"), Atlas Advisers, Inc. (the "Adviser"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Funds pursuant to an Advisory Agreement dated February 27, 2004 (the "Advisory Agreement") between the Trust and the Adviser, under which the Adviser provides portfolio management services to the Funds;

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Funds and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Funds as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Funds. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided

      Sub-Advisory Services. Subject to the resolutions of the Trust's Board of Trustees, the directives of the Adviser and the terms of the Funds' Prospectus and Statement of Additional Information delivered to the Sub-Adviser from time to time, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Funds' portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Adviser authorizes Sub-Adviser to: (i) buy, sell, exchange, convert, and otherwise trade and deal in any and all securities as Sub-Adviser may, in its discretion, select in its performance of duties hereunder; (ii) establish and deal through accounts with one or more parties, including, but not limited to, securities brokers and dealers, banks and custodians, as Sub-Adviser may select to effect the portfolio transaction contemplated herein; and (iii) vote proxies. The discretionary authority granted herein shall remain in full force and effect until Sub-Adviser receives written notice of its termination or the termination of this Agreement. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having exercised its discretionary authority hereunder. The Sub-Adviser will provide services under this Agreement, in its sole discretion and without prior consent of the Adviser, including but not limited to making investment decisions on behalf of the Funds and placing all orders for the purchase and sale of Funds' assets in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' prospectus, statement of additional information and resolutions of the Trust's Board of Trustees applicable to the Funds ("Fund Documents"), as provided to the Sub-Adviser in writing by the Adviser from time to time. Until the Adviser delivers to the Sub-Adviser any supplements or amendments to the Fund Documents, the Sub-Adviser shall be fully protected in relying on the most recent versions of such documents previously furnished to the Sub-Adviser. In addition, Adviser shall furnish the Sub-Adviser with a certified copy of any financial statement prepared for the Trust with respect to the Funds by certified or independent auditors, and with copies of any financial statements made by the Trust to shareholders or to any state or federal regulatory agency. Adviser shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Sub-Adviser's responsibilities for the Funds. Adviser further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement. The Adviser hereby acknowledges that in performing its obligations pursuant to this agreement Sub-Adviser will be acting in reliance on the information provided by Adviser relating to the financial condition, tax status, and investment objectives of the Funds.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Funds:

      determine from time to time what securities and other investments will be purchased, retained or sold for the Funds;

      place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer;

      not purchase shares of the Funds for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

      manage the Funds' overall cash position;

      attend periodic business and investment-related meetings with the Trust's
            Board of Trustees and the Adviser if reasonably requested to do so by the Trust and/or the Adviser, and such other meetings as may be mutually agreed;

      respond to requests from the Adviser or the Funds' custodian for assistance in obtaining the Sub-Adviser's price sources or other information and analysis pertinent to pricing determinations for securities held by the Funds, for purposes of assisting the Trust in calculating net asset value of the Funds in accordance with valuation procedures and methods established by the Board of Trustees, for which determination of such net asset value the Trust hereby acknowledges and agrees that it shall have sole responsibility. However, Sub-Adviser shall have no obligation to obtain price sources or other information and analysis for securities held by the Funds if such securities are not also held by a portfolio managed by the Sub-Adviser;

      ensure that, if required, securities are identified for proper segregation and collateralization;

      maintain books and records with respect to the securities transactions for the Funds, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request with respect to the Funds, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings; and

      vote proxies in accordance with such proxy policies and procedures as may be mutually agreed from time to time and provide such information regarding such proxies and its exercise of proxy voting authority as reasonably requested by the Adviser, including information sufficient to prepare annual proxy voting record filings with the Securities and Exchange Commission on Form N-PX.

In addition, the Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Funds, including, without limitation, to file proofs of claim or other documents related to such proceedings (the "Litigation"), or to investigate, initiate, supervise, or monitor the Litigation involving Funds' assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Sub-Adviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

      Representations and Warranties.

            (a) The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Adviser represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940, as amended.

            (b) The Adviser hereby warrants and represents to the Subadviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Funds, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (ii) it will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Funds; (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Adviser and is a valid and binding agreement of the Adviser enforceable in accordance with its terms; and (iv) it has received a copy of the Sub-Adviser's Advanced Disclosure Statement ("Form ADV") at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

      Covenants by the Sub-Adviser. The Sub-Adviser agrees that it will:

            conform with all Rules and Regulations of the Securities and
                  Exchange Commission;

            to the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act, including, without limitation, providing the Chief Compliance Officer of the Trust with (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto),
                  (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1 of the 1940 Act, (iii) prompt notice of any material changes to such policies and procedures; and (iv) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

            provide trade information to the Adviser or its designee - in a manner mutually agreed upon by the Adviser and the Sub-Adviser -- on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser or its designee;

            (1) treat confidentially and as proprietary information of the Funds (a) all records and other information relative to the Funds' prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Trust, not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser; such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities;

            except as permitted by the Trust's policies and procedures, not to disclose and to treat confidentially all information in respect of the portfolio investments of the Funds, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Funds, and any and all trades of portfolio securities or other transactions effected for the Funds (including past, pending and proposed trades);

            notify the Adviser and the Trust immediately upon detection of (i)
                  any material failure to manage the Funds in accordance with their investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Sub-Adviser's policies, guidelines or procedures. To the extent the Sub-Adviser is responsible for any material breach or failure, the Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach;

            to the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures; the Sub-Adviser agrees to inform the Trust of any material development related to the Funds that the Sub-Adviser reasonably believes is relevant to the Funds' certification obligations under the Sarbanes-Oxley Act;

            comply with the Trust's policies in respect of the prevention of frequent trading or market timing as they may exist from time to time comply with the Trust's Anti-Money Laundering Policy and the Bank
                  Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder, as the same may apply to the Sub-Adviser, now and in the future; the Sub-Adviser further agrees to provide to the Trust and/or the Funds' administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation;

            immediately notify the Adviser and the Trust: (i) in the event that the Sub-Adviser or any of its affiliates becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment Sub-Adviser pursuant to this Agreement, or becomes or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (ii) of a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; (iii) of any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-adviser's managing the investment portfolio of the Funds, the Fund or Funds' investment portfolio(s) has ceased to adhere to the Fund or Funds' investment objectives, policies and restrictions as stated in the Prospectus or Statement of Additional Information or is otherwise in violation of applicable law; and

            not consult with any other sub-adviser of the Funds or of any other fund managed by the Trust, as prohibited by Rule 17a-10 under the 1940 Act.

      Services Not Exclusive; Non-Compete. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Funds under this Agreement.

      Portfolio Transactions. Investment decisions for the Funds shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Funds and such other investment company or account. The Funds acknowledge that in some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold by the Funds. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other parties.

      The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Funds' policies and restrictions, as articulated in the Fund Documents, regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Funds. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Funds' principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder.

In accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Sub-Adviser may, subject to the approval of the Trust's Board of Trustees, engage its affiliates, the Adviser and its affiliates or any other sub-adviser to the Funds and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for the Funds.

      Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds. The Sub-Adviser shall not be responsible for other expenses of the Funds, including, without limitation, fees of the Funds' independent public accountants, transfer agent, custodian and other service providers who are not employees of the Sub-Adviser; tax reporting; taxes levied against the Funds or any of its property; and interest expenses of the Funds.

      Compensation. As full compensation for the services provided and the expenses assumed with respect to the Funds pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Adviser, as set forth in Appendix A attached to this agreement. In the case of termination of this Agreement with respect to the Funds during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination.

The compensation shall be paid by the Adviser, and not by the Funds, and without regard to any reduction in the fees paid by the Funds to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within ten (10) days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

      Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but Sub-Adviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder or be subject to any expenses or liability to the Adviser, any other subadviser to the Funds, the Trust or any of the Funds' shareholders, in connection with the matters to which this Agreement relates in the absence of the bad faith, willful misconduct, gross negligence or reckless disregard of the duties of such respective parties. The Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any investment results will be achieved by the Funds.

      Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust and their officers and employees against any and all costs and liabilities (including legal and other expenses) which the Adviser or the Trust may incur, arising out of the Sub-Adviser's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (b) untrue statement or omission of a material fact required in the registration statement of the Trust, proxy statements of the Trust, or other regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by the Sub-Adviser for inclusion in such regulatory filings.

The Adviser shall indemnify the Sub-Adviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the Commodity Exchange Act.

      Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Funds, which references shall not differ in substance from those included in the current registration statement pertaining to the Funds, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Funds, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

      Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Funds represented at a meeting if holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Funds, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Funds, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Funds represented at a meeting if holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Funds. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act) or in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Funds, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

      Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To The Sub-Adviser at:
                  ----------------------------------
                        Fund Asset Management, L.P.
                        800 Scudders Mill Road (2A)
                        Plainsboro, N.J. 08536
                        Attn:  General Counsel

                  To the Adviser or the Trust at:
                  ----------------------------------
                         Atlas Advisers, Inc
                         Atlas Funds
                         794 Davis Street
                         San Leandro, California 94577-6900
                         Attention: Legal Department

      14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Delaware (without regard to conflict of law principles); provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      16. Personal Liability. The names "Atlas Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of May 15, 2003, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Atlas Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

      17. Further Assurances. Each party hereto shall execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATLAS FUNDS                                 FUND ASSET MANAGEMENT, L.P.

by: ________________________________        by: ________________________________
Name: W. Lawrence Key                       Name:
Title: President & COO                      Title:
Date:                                       Date:


ATLAS ADVISERS, INC.

by: ________________________________
Name:  Matthew L. Sadler
Title:   Senior Vice President
Date:

                                   APPENDIX A

        SUB-ADVISORY AGREEMENT FEE SCHEDULE; FUND ASSET MANAGEMENT, L.P.

      The provisions of the attached Sub-Advisory Agreement apply to the following separate series of shares of the Trust:

      1. Atlas Value Fund


      The attached AGREEMENT requires that the Sub-Adviser be paid a fee by the Trust or the Adviser, computed daily and paid each month at the annual rate of:

      .45% of the first $75,000,000 of average daily net assets
      .40% of average daily net assets greater than $75,000,000 and less than $300,000,000
      .375% of average daily net assets in excess of $300,000,000

      2. Atlas Dual Focus Fund

The attached AGREEMENT requires that the Sub-Adviser be paid a fee by the Trust or the Adviser, computed daily and paid each month at the annual rate of:

      .35% on all average daily net assets


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